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                                                                   EXHIBIT 10.29

THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THE PURCHASE AGREEMENT, AND EACH OWNER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE PURCHASE AGREEMENT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, "U.S. PERSONS" (AS DEFINED IN REGULATION S UNDER THE SECURITIES
ACT), IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT, AND EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE OWNER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO REGULATION S (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT); AND (2) AGREES THAT IT WILL NOT OFFER, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) TO THE COMPANY, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S OR (D) PURSUANT TO RULE 144 OR (E) PURSUANT TO ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE) SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENTS OF LAW THAT THE DISPOSITION OF THE PROPERTY OF SUCH OWNER BE AT ALL TIMES WITHIN SUCH OWNER'S CONTROL AND TO COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN THE CASE OF ANY TRANSFER REFERRED TO IN CLAUSES 2(D) OR 2(E) ABOVE, THE OWNER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. IN ALL SITUATIONS THE OWNER WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THE SECURITIES EXCEPT AS PERMITTED BY THE SECURITIES ACT.

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THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART UNTIL AFTER THE EXPIRATION OF
40 DAYS FROM THE DATE OF THIS NOTE AND THEREAFTER MAY ONLY BE EXCHANGED UPON RECEIPT OF CERTIFICATION OF BENEFICIAL OWNERSHIP OF THE SECURITIES REPRESENTED
BY THIS NOTE BY A NON-U.S. PERSON OR A U.S. PERSON WHO PURCHASED THE SECURITIES IN A TRANSACTION THAT DID NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT.

                         11.0% SENIOR SUBORDINATED NOTE
                              DUE JANUARY 18, 2007

$5,000,000                                                          May 27, 2004

            SECTION 1. PAYMENT OBLIGATION. PLANETOUT INC., a Delaware corporation, having an address at 300 California St. Suite 200, San Francisco CA 94104 (herein called the "Company"), for value received, hereby promises to pay to Peter Andrew Allard or his registered assigns (hereinafter referred to as the "Owner"), the principal sum of $5,000,000 on the Maturity Date, or such earlier date as provided in the Purchase Agreement, and to pay interest from the date hereof on the unpaid balance of such principal amount from time to time outstanding (computed on the basis of a 360-day year for actual days elapsed) at the rate of 11.0% per annum; provided that, the interest rate shall automatically increase to 22.0% per annum on January 1, 2007 and shall decrease to 8% if the Owner elects to take a security interest pursuant to the Security Agreement. Such interest shall be paid in cash on each Monthly Payment Date commencing on July 1, 2004, and on the Maturity Date. Any interest which is not so paid in cash shall be compounded monthly and added to the principal amount of the Notes (but such failure to pay interest within 5 days of when due shall in any event be an Event of Default under the Purchase Agreement). Payment of the principal of and interest on this Note as well as all other amounts payable in connection with the repayment of this Note will be made by wire transfer of immediately available funds, in currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, to such account as shall be designated to the Company by the Owner.

            SECTION 2. DEFINITIONS. Capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed thereto in the Purchase Agreement. As used herein, the following terms will be deemed to have the meanings set forth below:

      "MATURITY DATE" means January 18, 2007.

      "NOTE" means this 11.0% senior subordinated note issued by the Company.

      "PURCHASE AGREEMENT" means that certain Securities Purchase Agreement, dated as of May 25, 2004, among the Company and Peter Andrew Allard.

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            SECTION 3. PURCHASE AGREEMENT. This Note is issued in connection with the Purchase Agreement and is entitled to all of the benefits of the Purchase Agreement and the other Financing Documents.

            SECTION 4. OPTIONAL PREPAYMENT. This Note shall be subject to optional prepayment, at the option of the Company, in accordance with the terms and conditions of the Purchase Agreement.

            SECTION 5. MANDATORY PREPAYMENT. This Note shall be subject to mandatory prepayment in accordance with the terms and conditions of the Purchase Agreement.

            SECTION 6. ACCELERATION. This Note and the indebtedness evidenced hereby is subject to acceleration under the terms and conditions set forth in the Purchase Agreement.

            SECTION 7. NOTE TRANSFERS AND REGISTER.

            (a) Notwithstanding anything contained herein or in the Purchase Agreement to the contrary, the Company agrees to maintain at its principal place of business a register or registers, in which subject to such reasonable procedures as it may prescribe, it will register the Note as to both principal and interest and will register the transfer of this Note as provided below. This Note may be assigned only by the surrender of this Note together with all necessary endorsements, whereupon, the Company shall issue a new Note payable to the order of the party to whom this Note has been endorsed. The foregoing requirement is intended to cause this Note to qualify as a registered obligation pursuant to Section 5f.103-1(c)(1)(i) of the United States Income Tax Regulations promulgated under the United States Internal Revenue Code of 1986, as amended (the "Regulations"), and shall be interpreted in a manner necessary to cause this Note to qualify as a registered obligation under Section 5f.103-1(c)(1)(i) of the regulations.

            (b) The Company and Owner agree that the ownership of this Note or any interest therein is required to be reflected in a book entry on the books and records of the Company and that at all times the ownership of this Note or any interest therein will be reflected on the records of the Company. Owner agrees to notify the Company of any assignment of this Note or interest therein and agrees that the ownership of this Note as shown in the records of the Company will control the payment of this Note and supersedes the right of any person with the physical possession of this Note. The foregoing is intended to cause this Note to qualify as a registered obligation under Section 5f.103-1(c)(1)(iii) of the Regulations and shall be interpreted in a manner necessary to cause this Note to qualify as a registered obligation under Section 5.f103-1(c)(1)(i) of the Regulations.

            (c) Owner agrees to provide the Company the appropriate tax information consistent with Section 1.871-14 of the Regulations, including without limitation United States Income Tax Form W-8BEN.

            (d) It is the intent of Company and Owner that any interest paid pursuant to the terms of this Note would qualify as "Portfolio Interest" as such term is defined in Section 871(h) of the United States Internal Revenue Code of 1986, as amended, and the terms of this Note shall be construed in that manner. This Note is intended to be in registered form and to comply with

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all requirements of Sections 5f.103-(1)(c) and 1.871-14 of the Regulations, and
the provisions of this Note shall be interpreted in a manner necessary to cause this Note to be in registered form as defined in Section 5f.103-(1)(c) and 1.871-14 of the Regulations.

            SECTION 8. MISCELLANEOUS.

            (a) All notices, requests, demands and other communications hereunder shall be in accordance with the terms and conditions of the Purchase Agreement.

            (b) In the event of prepayment or conversion of this Note in part only, a new note or notes for the unpaid or unconverted portion hereof will be issued in the manner described in Section 7 above. Each such note shall be in substantially the same form as this Note.

            (c) This Note shall be governed by and construed in accordance with the laws of the State of California.

            (d) The Company agrees, to the extent permitted by law, to pay to the Owner all costs and expenses (including attorneys fees) incurred by it in the collection hereof or the enforcement of any right or remedy provided for herein (including such costs and expenses incurred in connection with a workout or an insolvency or bankruptcy proceeding).

            (e) TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE COMPANY AND THE OWNER OF THIS NOTE HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS NOTE, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF THE COMPANY AND THE OWNER WITH RESPECT TO THIS NOTE, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE COMPANY AND THE OWNER OF THIS NOTE HEREBY AGREE THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY MAY FILE A COPY OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

            THE COMPANY AND THE OWNER OF THIS NOTE AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA. THE COMPANY AND THE OWNER OF THIS NOTE WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO

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VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE HEREWITH.

            (f) All payments made by the Company in respect of principal of, and interest on, this Note will be made without set-off, counterclaim or other defense. The Company shall pay on all demand stamp, documentary and other similar duties and taxes, if any, to which this Note from time to time may be subject or give rise.

            (g) The Company may not assign any of its rights or delegate any of its obligations under this Note (or any part thereof) without the prior written consent of the Majority Owners.

            (h) The Company hereby waives diligence, presentment, protest, demand, and notice of every kind other than notices expressly provided herein or by the Purchase Agreement or required by applicable law and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                            [signature page follows]

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            IN WITNESS WHEREOF, the undersigned has executed this Note effective as of the date first above written.

                                    PLANETOUT INC.
                                    A Delaware corporation

                                    By: /s/ Jeffrey T. Soukup
                                        ----------------------------------------
                                    Title: Chief Financial Officer & Secretary